                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549


              --------------------------------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



            Date of Report (date of earliest event report) 20-Mar-97


        The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).

                              The Money Store Inc.

                             TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
             (Exact name of regristrant as specified in its charter)


 Delaware                                                            22-3405381
 New Jersey                           33-94518                       22-2293022
----------------                  ---------------                 --------------
 State or other                     (Commission                    (IRS Employer
 jurisdiction of                    File Number)                     ID Number)
 incorporation)


                   2840 Morris Avenue, Union, New Jersey 07083
 -------------------------------------------------------------------------------
                    (Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                              908-686-2000
                                                                  --------------


                                       n/a
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 5                   Other Events
                         -------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the Noteholders and Certificateholders for the remittance date 20-Mar-97


Item 7                   Financial Statements and Exhibits
                         ---------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                     THE MONEY STORE INC.
                                     TMS AUTO HOLDINGS, INC.



                                     By /S/ James K. Ransom
                                     -----------------------
                                      James K. Ransom
                                      Vice President






Dated:    03/31/97

                        TMS AUTO RECEIVABLES TRUST 1996-1
                         7.10% Asset Backed Certificates
                             SERVICER'S CERTIFICATE

          IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE MARCH 13, 1997 DETERMINATION DATE

      DISTRIBUTION DATE         03/20/97        MONTHLY PERIOD          Feb-97

A. Information Regarding the Current Monthly Distribution:

   I. CERTIFICATES

            (a)  The aggregate amount of the distribution to
                 Certificateholders from the Collection Account              41,416.67

            (b)  The amount of the distribution set forth in  A. 1. (a)
                 above in respect of interest from the Collection Account    41,416.67

            (c)  The amount of the distribution set forth in  A. 1. (a)
                 above in respect of principal from the Collection Account        0.00

            (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                 on the Policy (Deficiency Claim Amount)                          0.00

            (e)  The amount of the distribution set forth in  A. 1. (a)
                 above per $1,000 interest                                   5.9166671

            (f)  The amount of the distribution set forth in  A. 1. (b)
                 above per $1,000 interest                                   5.9166671

            (g)  The amount of the distribution set forth in  A. 1. (c)
                 above per $1,000 interest                                   0.0000000

            (h)  The amount of the distribution set forth in  A. 1. (d)
                 above per $1,000 interest                                   0.0000000


B. Information Regarding the Performance of the Trust:

   I. POOL AND CERTIFICATE BALANCES

            (a)  The Pool Balance as of the close of business
                 on the last day of the preceding Monthly Period        154,309,980.07

            (b)  The Certificate Balance as of the close of business
                 on the last day of the preceding Monthly Period, after
                 giving effect to payments allocated to principal set
                 forth in Paragraph  A. 1. (c)  above                     7,000,000.00

            (c)  The Certificate Factor as of the close of business on the
                 last day of the preceding Monthly Period                    1.0000000


2. SERVICING FEE

         (a)  The aggregate amount of the Servicing Fee paid to the
              Servicer with respect to the preceding Monthly Period
              from the Collection Account                                                  364,558.39
         (b)  The amount of such Servicing Fee per $ 1,000 interest                        52.0797700
         (c)  The amount of any unpaid Servicing Fee                                             0.00
         (d)  The change in the amount of any unpaid Servicing Fee
              from the previous Distribution Date                                                0.00

3. OTHER FEES

         (a) The aggregate amount of Trustee Fees paid to the Trustee
             from the Collection Account                                                       333.33
         (b) The aggregate amount of Insurance Premium paid to the
             Certificate Insurer from the Collection Account                                 1,458.33

4. PAYMENT SHORTFALLS

         (a)  The amount of the Interest Carryover Shortfall after
              giving effect to the payments set forth in Paragraph
              A. 1. (b) above                                                                    0.00
         (b)  The amount of such Interest  Carryover  Shortfall
              per  $1,000 Interest                                                          0.0000000
         (c)  The change in the amount of the Interest Carryover Shortfall
              from  the  previous  Distribution  Date                                            0.00
         (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
              A. 1. (c) above                                                                    0.00
         (e)  The amount of such Principal  Carryover  Shortfall
              per $1,000 Interest                                                           0.0000000
         (f)  The change in the amount of the Principal Carryover Shortfall
              from  the  previous  Distribution  Date                                            0.00

5. REALIZED LOSSES

         (a)  Realized Losses for the Period funded by the Spread Account                  831,141.44
                    1.  Cram Down Losses                          11,661.35
                    2.  Losses on Liquidated Receivables         819,480.09
         (b)  Aggregate Realized Losses, if any,
                    1.  Preceding Monthly Period                 Feb-97                  4,207,265.98
                    2.  Second preceding Monthly Period          Jan-97                  3,376,124.54

6.PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                            0.00

7.PAYAHEAD ACCOUNT

         (a)  The aggregate Payahead Balance                                               254,931.53
         (b)  The change in the Payahead Balance from the
              previous Distribution Date                                                    (3,427.87)
                   (1)  The aggregate Payaheads pursuant to Section 14.03
                        for  the  Monthly Period which were transferred from
                        the  Collection  Account to the Payahead Account                    67,544.70
                   (2)  The portion of the Payaheads constituting Scheduled
                        Payments on PreComputed Receivables or the portion
                        that  are applied to Prepay a PreComputed Receivable in
                        full  pursuant to Section 14.03 which were transferred from
                        the Payahead  Account to the Collection Account                     70,972.57
         (c)  The investment earnings on funds in the Payahead Account
              (transferred from the Payahead to the Collection Account) and
              payable to the Seller as Supplemental Servicing Fee                            1,054.25

                                      (2)


8. SPREAD ACCOUNT

         (a)  The Spread Account balance after giving effect to
              distributions made on such Distribution  Date                              12,344,798.41
         (b)  The change in the Spread Account balance on such
              Distribution Date                                                            (458,384.36)
         (c)  The Amount withdrawn from the Spread Account and
              payable to the Certificateholders (Deficiency Claim Amount)                         0.00
         (d)  The Amount withdrawn from the Spread Account and
              payable to the Seller  (Remaining Funds)                                      890,019.56
         (e)  The investment earnings on funds in the Spread Account
              (transferred from the Spread to the Collection Account) and
              payable to the Seller as Supplemental Servicing Fee                            52,473.83

9. THE POLICY

         The amount distributable from the Policy and payable to the
         Certificateholders, after giving effect to withdrawals from
         the Spread Account (Deficiency Claim Amount)                                             0.00

10. THE NOTICES

         (a)  Pursuant to Section 14.04, there is a Deficiency Claim Amount of        $           0.00
              to be withdrawn from the Spread Account to fund the
              amount payable on the related Distribution Date for items (i)
              thru (v) of Section 14.06 (b)

         (b)  Pursuant to Section 14A.02, there is a Deficiency Claim Amount of       $           0.00
              to be withdrawn from the Policy to fund the amount
              payable on the related Distribution Date for items (i) thru (v) of
              Section 14.06 (b)

11. TERMINATION OF TRUST

         The amount to be distributed to the Certificateholders from the Collection
         Account pursuant to the Termination of the Trust ( Section 20.01 )                       0.00

12. OTHER INFORMATION

         Pursuant to Section 13.09 (b) (i)
         (a)  Delinquency Ratio                                            5.3340%
         (b)  Average Delinquency Ratio                                    4.4821%
         (c)  Default Rate                                                 8.0499%
         (d)  Average Default Rate                                        11.0293%
         (e)  Net Loss Rate                                                6.1446%
         (f)  Average Net Loss Rate                                        5.3987%

         Pursuant to Section 13.09 (b) (ii)
         Prior Trigger Event occurred as of                                    NO

         Pursuant to Section 13.09 (b) (iii)
         Prior Trigger Event Deemed Cured as of      03/13/97                 YES

         Pursuant to Section 13.09 (b) (iv)
         Insurance Agreement Event of Default                                  NO

**NOTE** Pursuant to Section 14.02 (b)
         Amount deposited into the Collection Account due to
         mistaken deposits, postings or checks returned for
         insufficient funds to be reimbursed to the Servicer                                      0.00

                                      (3)


13. OTHER INFORMATION - II

         i.   Amounts collected by the Servicer                                          7,335,495.05
         ii.  Aggregate amount received by the Trust
              from the Servicer. (exclusive of amounts in the
              Spread Account, amounts received from the
              Certificate Insurer and advances by the
              Servicer).                                                                 7,335,495.05
         iii. Reimbursements to the Certificate Insurer                                          0.00
         iv.  Amount drawn on the Policy                                                         0.00
         v.   Remaining outstanding balance available
              to be drawn under the Policy:                                                      0.00
         vi.  Delinquency information:
                 Receivables that are 30 Days Delinquent                                 6,662,636.56
                 Receivables that are 60 Days Delinquent                                 1,341,399.57
                 Receivables that are 90 Days Delinquent                                   338,534.32

14. PRE-FUND ACCOUNT

         (a) The Pre-Fund Account balance after giving effect to
             distributions made on such Distribution  Date                                       0.00
         (b) The Pre-Fund Account Balance per $ 1,000 interest                              0.0000000
         (c) The Amount withdrawn from the Pre-Fund Account and transferred
             to the Collection Account (payable to the Certificateholders)                       0.00
         (d) The amount of Pre-Fund Account distribution per $ 1,000 interest               0.0000000
         (e) The interest earnings on funds in the Pre-Fund Account
             (transferred from the Pre-Fund to the Collection Account) and
             remitted to the Seller as Supplemental Servicing Fee                                0.00

15. CAPITALIZED INTEREST ACCOUNT

         (a) The Capitalized Interest Account balance after giving effect to
             distributions made on such Distribution  Date                                       0.00
         (b) The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Certificateholders)                                                                 0.00
         (c) The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
             Sellers)                                                                            0.00
         (e) The interest earnings on funds in the Capitalized Interest Account
             (transferred from the Capitalized Interest to the Collection Account)
             and remitted to the Seller as Supplemental Servicing Fee                            0.00

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.

                                    THE MONEY STORE AUTO FINANCE INC.

                                    BY:  /s/ Harry Puglisi
                                         -----------------------
                                         HARRY  PUGLISI
                                         TREASURER



                                      (5)

                      TMS AUTO RECEIVABLES TRUST 1996-1


               Class A-1 5.6375% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.85% Asset Backed Notes

                                                                 Revised 3/17/97

        IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE MARCH 13, 1997 DETERMINATION DATE

           DISTRIBUTION DATE        03/20/97  MONTHLY PERIOD   Feb-97

A.       Information Regarding the Current Monthly Distribution :

         I.NOTES

                  (a)  The aggregate amount of the distribution to
                       Noteholders' from the Collection Account with respect to:
                           Class A-1 Notes                                          5,162,321.11
                           Class A-2 Notes                                            972,569.93
                           Class A-3 Notes                                            330,512.50


                  (b) The amount of the distribution set forth in A. 1. (a) above in respect of interest from the Collection Account:

                           Class A-1 Notes                                             22,536.53
                           Class A-2 Notes                                            382,550.00
                           Class A-3 Notes                                            330,512.50


                  (c)  The amount of the distribution set forth in  A. 1. (a)
                       above in respect of principal from the Collection Account:
                           Class A-1 Notes                                          5,139,784.58
                           Class A-2 Notes                                            590,019.93
                           Class A-3 Notes                                                  0.00

                  (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                       on the Policy (Deficiency Claim Amount) with respect to:
                           Class A-1 Notes                                                  0.00
                           Class A-2 Notes                                                  0.00
                           Class A-3 Notes                                                  0.00

                  (e)  The amount of the distribution set forth in  A. 1. (a)
                       above per $1,000 interest with respect to:
                           Class A-1 Notes                                           114.4638827
                           Class A-2 Notes                                            10.8063326
                           Class A-3 Notes                                             5.7083333

                  (f)  The amount of the distribution set forth in  A. 1. (b)
                       above per $1,000 interest with respect to:
                           Class A-1 Notes                                             0.4997013
                           Class A-2 Notes                                             4.2505556
                           Class A-3 Notes                                             5.7083333

                  (g) The amount of the distribution set forth in A. 1. (c) above per $1,000 interest with respect to:

                           Class A-1 Notes                                           113.9641814
                           Class A-2 Notes                                             6.5557770
                           Class A-3 Notes                                             0.0000000

                  (h)  The amount of the distribution set forth in  A. 1. (d)
                       above per $1,000 interest with respect to:
                           Class A-1 Notes                                             0.0000000
                           Class A-2 Notes                                             0.0000000
                           Class A-3 Notes                                             0.0000000

B.       Information Regarding the Performance of the Trust :

         1.POOL AND NOTE BALANCES

                  (a)  The Pool Balance as of the close of business
                       on the last day of the preceding Monthly Period            154,309,980.07

                  (b) The Class Note Balances as of the close of business on the last day of the preceding Monthly Period, after giving effect to payments allocated to principal set forth in Paragraph A. 1. (c) above wtih respect to:

                           Class A-1 Notes                                                  0.00
                           Class A-2 Notes                                         89,409,980.07
                           Class A-3 Notes                                         57,900,000.00

                  (c) The Class Note Factor as of the close of business on the last day of the preceding Monthly Period with respect to:

                           Class A-1 Notes                                             0.0000000
                           Class A-2 Notes                                             0.9934442
                           Class A-3 Notes                                             1.0000000

         2.SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                       Servicer with respect to the preceding Monthly Period
                       from the Collection Account                                    364,558.39
                  (b)  The amount of such Servicing Fee per $ 1,000 interest           1.8227920
                  (c)  The amount of any unpaid Servicing Fee                               0.00
                  (d)  The change in the amount of any unpaid Servicing Fee
                       from the previous Distribution Date                                  0.00

         3.OTHER FEES

                  (a) The aggregate amount of Trustee Fees paid to the Trustee
                      from the Collection Account                                         333.33
                  (b) The aggregate amount of Insurance Premium paid to the
                      Noteholders' Insurer from the Collection Account                 30,689.58

         4.PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph A. 1.
                       (b) above with respect to:

                           Class A-1 Notes                                                  0.00
                           Class A-2 Notes                                                  0.00
                           Class A-3 Notes                                                  0.00

                  (b) The amount of such Interest Carryover Shortfall per $1,000 Interest

                           Class A-1 Notes                                             0.0000000
                           Class A-2 Notes                                             0.0000000
                           Class A-3 Notes                                             0.0000000

                  (c)  The change in the amount of the Interest Carryover Shortfall
                       from  the  previous  Distribution  Date                              0.00
                  (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                       A. 1. (c) above                                                      0.00
                  (e)  The amount of such Principal  Carryover  Shortfall
                       per  $1,000  Interest                                           0.0000000
                  (f)  The change in the amount of the Principal Carryover Shortfall
                       from  the  previous  Distribution  Date                              0.00

                                      (2)

5.REALIZED LOSSES

        (a) Realized Losses for the Period funded by the Spread Account                831,141.44
            1. Cram Down Losses 11,661.35
            2. Losses on Liquidated Receivables 819,480.09

        (b) Aggregate Realized Losses, if any,
                 1.  Preceding Monthly Period Feb-97                                  4,207,265.98
                 2.  Second preceding Monthly Period Jan-97                           3,376,124.54

6.PURCHASE AMOUNTS

         The aggregate Purchase Amounts for Receivables,
         if any, that were repurchased in such period                                         0.00

7.PAYAHEAD ACCOUNT

         (a)  The aggregate Payahead Balance                                            254,931.53
         (b)  The change in the Payahead Balance from the
              previous Distribution Date                                                 (3,427.87)
              (1)  The aggregate Payaheads pursuant to Section 5.6
                   for the Monthly Period which were transferred from
                   the Collection Account to the Payahead Account.                       67,544.70
              (2)  The portion of the Payaheads constituting Scheduled
                   Payments on PreComputed Receivables or the portion
                   that are applied to Prepay a PreComputed Receivable in
                   full pursuant to Section 5.6 which were transferred from
                   the Payahead Account to the Collection Account.                       70,972.57
         (c)  The investment earnings on funds in the Payahead Account
              (transferred from the Payahead to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                        1,054.25

8.SPREAD ACCOUNT

         (a)  The Spread Account balance after giving effect to
              distributions made on such Distribution Date                           12,344,798.41
         (b)  The change in the Spread Account balance on such
              Distribution Date                                                        (458,384.36)
         (c)  The Amount withdrawn from the Spread Account and
              payable to the Certificateholders (Deficiency Claim Amount)                     0.00
         (d)  The Amount withdrawn from the Spread Account and
              payable to the Seller  (Remaining Funds).                                 890,019.56
         (e)  The investment earnings on funds in the Spread Account
              (transferred from the Spread to the Collection Account) and
              remitted to the Seller as Supplemental Servicing Fee                       52,473.83

9.THE POLICY

          The amount distributable from the Policy and payable to the
          Noteholders, after giving effect to withdrawals from the
          Spread Account (Deficiency Claim Amount)                                            0.00

10.THE NOTICES

          (a)   Pursuant to Section 5.4, there is a Deficiency Claim Amount of
                $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (vi)
                of Section 5.6 (b)

          (b)   Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
                $0.00  to be withdrawn from the Policy to fund the amount
                payable on the related Distribution Date for items (i) thru (vi) of
                Section 5.6 (b)

                                      (3)

    11.TERMINATION OF TRUST

             The amount to be distributed to the Certificateholders from the Collection
             Account pursuant to the Termination of the Trust ( Section 307 )                      0.00


    12.PRE-FUND ACCOUNT

             (a)  The Pre-Fund Account balance after giving effect to
                  distributions made on such Distribution  Date                                    0.00
             (b)  The Pre-Fund Account Balance per $ 1,000 interest
                               Class A-1 Notes                                                0.0000000
                               Class A-2 Notes                                                0.0000000
                               Class A-3 Notes                                                0.0000000
             (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                  to the Collection Account (payable to the Noteholders)                           0.00
             (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest            0.0000000
             (e)  The interest earnings on funds in the Pre-Fund Account
                  (transferred from the Pre-Fund to the Collection Account) and
                  remitted to the Seller as Supplemental Servicing Fee                             0.00

    13.CAPITALIZED INTEREST ACCOUNT

             (a)  The Capitalized Interest Account balance after giving effect to
                  distributions made on such Distribution Date                                     0.00
             (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                  Certificateholders and Noteholders)                                              0.00
             (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                  Sellers)                                                                         0.00
             (d)  The interest earnings on funds in the Capitalized Interest Account
                  (transferred from the Capitalized Interest to the Collection Account)
                  and remitted to the Seller as Supplemental Servicing Fee                         0.00

    14.OTHER INFORMATION

             Pursuant to Section 4.9 (b) (i)
             (a) Delinquency Ratio                                                               5.3340%
             (b) Average Delinquency Ratio                                                       4.4821%
             (c) Default Rate                                                                    8.0499%
             (d) Average Default Rate                                                           11.0293%
             (e) Net Loss Rate                                                                   6.1446%
             (f) Average Net Loss Rate                                                           5.3987%

             Pursuant to Section 4.9 (b) (ii)
             Trigger Event occurred as of                                                       NO

             Pursuant to Section 4.9 (b) (iii)
             Prior Trigger Event Deemed Cured  as               03/13/97                        YES

             Pursuant to Section 4.9 (b) (iv)
             Insurance Agreement Event of Default                                               NO

             Weighted Average Coupon Rate                                                        19.440%
             Weighted Average Remaining Terms                                                    43.910

    **NOTE** Pursuant to Section 5.2 (b)
             Amount deposited into the Collection Account due to
             mistaken deposits, postings or checks returned for
             insufficient funds to be reimbursed to the Servicer                                   0.00

                                      (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate Statement.

                                    THE  MONEY  STORE  AUTO  FINANCE  INC.

                                     BY: /s/ Harry Puglisi
                                         -------------------------------
                                          HARRY PUGLISI
                                          TREASURER

                                      (5)